UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2014

DILLARD’S, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6140	71-0388071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1600 Cantrell Road Little Rock, Arkansas	72201
(Address of principal executive offices)	(Zip Code)

(501) 376-5200
(Registrant's telephone number,
including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 31, 2014, Dillard’s, Inc. (the “Company”) and a subsidiary, Dillard Investment Co., Inc., entered into a Credit Card Program Agreement (the “Program Agreement”) with Wells Fargo Bank, N.A. (“Wells Fargo”).  A copy of the Company's press release announcing the Program Agreement is filed with this report as Exhibit 99.1 and is incorporated herein by reference. The description of the material terms of the Program Agreement is qualified in its entirety by the Program Agreement, which will be filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the first quarter of fiscal 2014.

The program will commence on the date (the “Effective Date”) of the consummation of the purchase by Wells Fargo of the existing Dillard’s-branded private label and co-branded credit card portfolio, which is expected to occur on or around the expiration date of the Company’s current credit card program agreement (the “Current Agreement”) in the fourth quarter of 2014.  On March 31, 2014, the Company provided written notice of non-renewal under the Current Agreement.  The Current Agreement is filed as Exhibit 10.1 to the Company’s Form 8-K dated as of August 12, 2004 and is incorporated by reference herein.

Pursuant to the Program Agreement, Wells Fargo will offer co-branded credit cards and private label credit cards to new and existing customers of the Company.  In addition, Wells Fargo will provide customer service functions and support certain Company marketing and loyalty program activities related to the card program.  From and after the Effective Date, the Company will be entitled to monthly compensation payments under the Program Agreement.

The term of the Program Agreement is ten years from the Effective Date, with automatic extensions for successive one year terms unless the Program Agreement is terminated by Wells Fargo or the Company.  The Program Agreement contains customary representations, warranties and covenants, including a covenant to work towards completion of the Purchase Agreement and the purchase contemplated thereby, as well as indemnification, exclusivity, confidentiality, data sharing and security and termination provisions.

Item 1.02	Termination of a Material Definitive Agreement

The information in the second paragraph of Item 1.01 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report.

Exhibit Number	Description

99.1	Press release dated April 1, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DILLARD’S, INC.

Dated: April 2, 2014

/s/ James I. Freeman
James I. Freeman
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated April 1, 2014.